                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Performance in Perspective.......................   4
Glossary of Terms................................   5
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  15
Statement of Operations..........................  16
Statement of Changes in Net Assets...............  17
Financial Highlights.............................  18
Notes to Financial Statements....................  21
Report of Independent Accountants................  27

EMG ANR 10/98

                             LETTER TO SHAREHOLDERS

September 16, 1998

Dear Shareholder,

       These continue to be dramatic
and highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has
escaped relatively unscathed through
the turmoil. Volatility increased in                [PHOTO]
the U.S. equity market as the Asian
crisis spread to Russia and Latin
America, but fixed-income investors
have benefited from developments of the
past year.
       We expect that volatility will
remain high until the situation           DENNIS J. MCDONNELL AND DON G. POWELL
overseas stabilizes. In this
environment, it is important to stay
focused on long-term investment goals,
and to view daily fluctuations as
relatively insignificant in the larger picture. As we detail elsewhere in this letter, the U.S. economy is among the healthiest in the world, our budget is in balance, and Federal Reserve policy makers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC REVIEW

       To the surprise of many observers, economic growth in the United States seemed impervious to the recession in Asia for several months after the crisis erupted last year. For all of 1997, the U.S. economy grew by a robust 3.8 percent, its fastest pace since 1988. When growth remained strong during the first quarter of 1998, some economists even speculated that perhaps drag from Asia would miss the American economy altogether.
       But the "storm clouds massing over the western Pacific" that Federal Reserve Chairman Alan Greenspan warned "were heading our way" in February finally arrived at the American shore this spring. Growth decelerated during the second quarter, primarily as a result of weak demand overseas and the strong U.S. dollar. However, a sharp decline in interest rates helped the housing sector to grow at a record pace.
       As the reporting period ended, there was tentative evidence that the global financial crisis and the sudden drop in stock prices was taking its toll on American shoppers. After hitting a 29-year high in June, consumer confidence declined the following two months. Meanwhile, consumer spending fell in July for the first time since 1996.

MARKET REVIEW

       After soaring to a series of record highs, U.S. stocks fell sharply during the last six weeks of the reporting period. Concerns over the impact of the global economic slowdown on U.S. corporate profits caused the Dow Jones Industrial Average to fall 19.26 percent between mid-July and the end of August. The Dow's 15.13 percent drop in August was the index's 11th largest monthly decline this century.
       This summer's correction eliminated most of the gains compiled since the beginning of the year. Once again, large stocks outperformed small- and mid-cap stocks as global investors sought refuge in highly liquid

                                                            Continued on page  2
corporate names. During the 12 months through August, the Standard & Poor's 500-Stock Index of large-cap stocks gained about 3 percent, compared to a 12 percent decline for mid-cap issues and a 20 percent fall for small-cap companies. Reflecting sharply lower interest rates, the S&P Utility Index climbed almost 18 percent during the reporting period.

OUTLOOK

       Despite economic turmoil abroad and political uncertainty at home, we believe that the domestic economy remains on fundamentally solid ground. Unemployment is low, wage growth is strong, housing is booming, and inflation is under control. While the possibility of a recession has increased, we expect that the U.S. economy will grow at a moderate pace for the foreseeable future.
       We believe that the Federal Reserve stands ready to lower interest rates as needed, and that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for stocks. Also, the recent correction has removed some of the froth that had become evident in certain areas of the market.
       We caution that the global economy is not yet out of the woods, and that the full impact of the slowdown abroad on U.S. corporate profits remains unknown. Also, stocks are still relatively expensive, even after this summer's sell-off. Given the high degree of economic and political uncertainty, we expect the equity market to remain choppy over the near term. We continue to believe, however, that stocks represent a solid investment for individuals with a long-term time horizon.
       Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse range of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.


[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                        VAN KAMPEN EMERGING GROWTH FUND

                                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)......................    (2.19%)    (2.98%)    (2.96%)
One-year total return(2)...................................    (7.81%)    (7.34%)    (3.84%)
Five-year average annual total return(2)...................    12.60%     12.85%     13.05%
Ten-year average annual total return(2)....................    18.00%        N/A        N/A
Life-of-Fund average annual total return(2)................    16.63%     16.11%     13.78%
Commencement Date..........................................  10/02/70   04/20/92   07/06/93

N/A=Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund performance since 8/31/98 may have been adversely affected by market volatility. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Russell 2000 Stock Index over time. This index is a statistical composite, and does not reflect any commissions which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Emerging Growth Fund vs. the Russell 2000 Stock Index (August 31, 1988 through August 31, 1998)


                                    [GRAPH]



                  Van Kampen                     Russell 2000
             Emerging Growth Fund                 Stock Index
Aug. 1988          9424                               10000
Aug. 1989         12854                               12434
Aug. 1990         12433                                9971
Aug. 1991         17818                               13087
Aug. 1992         18581                               14043
Aug. 1993         27263                               18611
Aug. 1994         26807                               19702
Aug. 1995         35684                               23806
Aug. 1996         43013                               26383
Aug. 1997         53524                               34022
Aug. 1998         52350                               27423

--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  -7.81%
5 Year Avg. Annual     =  12.60%
10 Year Avg. Annual    =  18.00%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                                    [GRAPH]



                  Van Kampen                     Russell 2000
             Emerging Growth Fund                 Stock Index
Aug. 1988          9424                               10000
Aug. 1989         12854                               12434
Aug. 1990         12433                                9971
Aug. 1991         17818                               13087
Aug. 1992         18581                               14043
Aug. 1993         27263                               18611
Aug. 1994         26807                               19702
Aug. 1995         35684                               23806
Aug. 1996         43013                               26383
Aug. 1997         53524                               34022
Aug. 1998         52350                               27423

--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  -7.81%
5 Year Avg. Annual     =  12.60%
10 Year Avg. Annual    =  18.00%
--------------------------------



                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A company's forecast for their net income during a given period.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines market capitalization categories as follows:

     SMALL-CAP: less than $1 billion

     MID-CAP: between $1 billion and $5 billion

     LARGE-CAP: more than $5 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN EMERGING GROWTH FUND

We recently spoke to the management team of the Van Kampen Emerging Growth Fund about the key events and economic forces that shaped the markets during the past year. The team includes Gary M. Lewis, portfolio manager; Dudley Brickhouse, David Walker, and Janet Willis, portfolio co-managers; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended August 31, 1998.

Q     WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE PAST 12 MONTHS?

A While steady growth and low inflation continued to drive the U.S. economy, several significant events during the reporting period had a considerable impact on stock markets at home and abroad. Last fall, economic and currency turmoil in Southeast Asia shook markets around the world. For U.S. investors, this turmoil culminated on October 27, 1997, when the Dow Jones Industrial Average suffered its worst one-day point loss in history. The Dow soon recovered completely, however, and by mid-February was setting record highs once again, reaching its peak of over 9300 in mid-July, 1998.
    After achieving this high, market volatility increased and the Dow began a downward correction. In the final weeks of the reporting period, economic and political crisis in Russia triggered sharp declines in the world's stock markets. In the reporting period's final week, the Dow lost 12 percent--half of that amount coming on the last day--erasing all of the market's 1998 gains.

Q     IN GENERAL, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET
      ITS OBJECTIVES?

A Our fundamental investment strategy for the Fund remains consistent: We look for stocks with rising earnings expectations and rising valuations. We select stocks based on a company's potential to outperform earnings expectations and produce a positive earnings result. Conversely, we sell stocks if their earnings estimates or valuations are declining. Securities are evaluated one by one and purchased if we believe they represent a good opportunity. In other words, we don't require a certain percentage of the Fund's assets to be in any given industry. Finally, we normally keep the Fund fully invested in equity investments, rather than holding a large percentage of assets in cash.

Q     HOW DID YOU APPLY THIS STRATEGY DURING THE REPORTING PERIOD?

A The Fund focuses on small- and medium-sized growth companies, which generally have not fared as well as larger companies have during the last 12 months--partly because investors have been investing in the larger companies for their strong fundamentals. However, despite the generally poorer performance of smaller-cap stocks, not all small-cap stocks performed poorly, and our stock selection discipline worked very well to help identify some outperformers.
      To enhance performance, we took advantage of the Fund's flexibility to invest in some large-capitalization holdings and weighted the portfolio a little more heavily than usual in larger companies that meet our selection criteria. We saw these as high-growth businesses, although their valuations were higher than those of the typical firms in which we invest. At the same time, we were quick to sell companies with high valuations if their performance started to slip.

Q     CAN YOU CITE EXAMPLES OF SPECIFIC SECURITIES THAT HELPED THE FUND'S
      PERFORMANCE?

A Our most sizable holdings had a positive impact on the Fund's results. The Fund's largest holding, Dell Computer, a pioneer in direct computer sales, performed extremely well during the past 12 months, owing to its consistent earnings growth, superior management, and rapid inventory turnover. Dell's stock price appreciated 196 percent during the reporting period. Another technology company, America Online, has benefited from the Internet's rapid growth: the company's stock increased more than 200 percent in the past 12 months.

    Best Buy, a leading consumer electronics and appliance retailer, performed even better, as its stock price rose 413 percent during the reporting period. Best Buy was one of a number of retail companies--including Gap and TJX Companies--that did well. This segment of the consumer distribution sector benefited from its limited exposure to Asia, as well as from low unemployment, rising disposable income, and the flourishing housing market.
    Of course, not all stocks in the Fund performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please turn to page 9.

Q     DID ANY SPECIFIC SECURITIES HINDER THE FUND'S PERFORMANCE?

A Late last year we sold a number of our technology holdings, particularly among semiconductor companies, which were among the most heavily affected by Asia's economic weakness. At the end of the reporting period, we still maintain over 30 percent of our assets in technology-related businesses, but we have shifted these assets into service-oriented and software companies, because they are less dependent on Asian demand. Some of these firms, which include Dell and America Online, were among the Fund's top performers during the period.
      The biggest disappointment was the energy sector, which had driven the Fund's performance upward through much of 1997. As we entered 1998, however, declining oil prices threatened the profitability of these stocks. The Fund's holdings were concentrated in oil service providers, and as oil prices dropped, the economics became less favorable for them to launch exploration projects. We substantially decreased our weighting in this area due to declining valuations, and earnings estimates for many service companies were eventually cut.
      We were also disappointed with the performance of "healthy living" companies. In the first half of the reporting period, firms such as General Nutrition Centers (vitamin and health supplement stores) and Whole Foods Market (natural and organic foods supermarket) performed very well. But fears of increased competition in the health-food industry drove stock prices lower in the latter part of the reporting period. We sold nearly all of our stocks in this sector.

Q     HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

A Sharp market declines during the final weeks of the reporting period erased all of the Fund's gains from the past year. The Fund achieved a one-year total return of -2.19 percent(1) (Class A shares at net asset value) as of August 31, 1998. By comparison, the Standard & Poor's
500-Stock Index returned 8.08 percent, while the Russell 2000 Stock Index, which more closely resembles the Fund, returned -19.40 percent. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Russell 2000 Stock Index reflects the general performance of smaller-cap stocks. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page 3 for additional Fund performance results.
      Compared to its peers, the Fund performed very well during the reporting period. For the year ended August 31, 1998, the Fund's total return ranked it 26 out of 303 funds in the mid-cap category, according to Lipper Analytical Services, while the Fund ranked 14 out of 92 funds for the five-year period and 2 out of 38 for the ten-year period. Lipper calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results might have been less favorable. Past performance does not guarantee future results.

Q WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET AND THE FUND DURING THE NEXT REPORTING PERIOD?

A The market has entered a period of uncertainty, but we remain optimistic about the Fund's prospects for the coming year. We've seen a tremendous shift in investor confidence since July, and it will be difficult to determine when that will turn around. There was a similar loss of confidence following last October's Asian economic crisis--investors were hesitant for several months then recognized that there were still good opportunities out there, setting the stage for record-breaking performance in the U.S.

    We continue to view emerging growth stocks as a promising area of the market. As we stated in your last report, small-cap stock valuations are at historically low levels relative to those of large-cap stocks. This trend has lasted for a year and a half now and could continue for the foreseeable future. However, when valuations are comparatively low, as they are now, small stocks have the potential to realize strong earnings growth and reward the patient investor.

[SIG]
Gary M. Lewis

Portfolio Manager

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                 Please see footnotes on page  3

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN EMERGING GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                          PERCENTAGE OF
                                     AS OF              THESE INVESTMENTS
                                 AUGUST 31, 1998         SIX MONTHS AGO
Dell Computer Corp. ................  6.1%  .........         6.1%
Compuware Corp. ....................  2.9%  .........         2.2%
America Online, Inc. ...............  2.7%  .........         1.5%
BMC Software, Inc. .................  2.2%  .........         1.7%
EMC Corp. ..........................  2.1%  .........         1.4%
Chancellor Media Corp., Class A ....  2.0%  .........         1.8%
Best Buy Co., Inc. .................  2.0%  .........         1.0%
Lucent Technologies, Inc. ..........  1.9%  .........         0.3%
HBO & Co. ..........................  1.7%  .........         3.0%
Capital One Financial Corp. ........  1.6%  .........         0.5%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                  AS OF AUGUST 31, 1998
Technology ...............................................  36%
Consumer Distribution ....................................  20%
Consumer Services ........................................  13%
Health Care ..............................................  10%
Finance ..................................................   8%

                 AS OF FEBRUARY 28, 1998
Technology ...............................................  30%
Consumer Distribution ....................................  17%
Health Care ..............................................  12%
Consumer Services ........................................  11%
Finance ..................................................  10%

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998



                          Description                            Shares      Market Value
-----------------------------------------------------------------------------------------
COMMON STOCKS  94.7%
CONSUMER DISTRIBUTION  18.5%
American Eagle Outfitters (a)...............................     250,000   $    8,750,000
Ann Taylor Stores Corp. (a).................................     400,000        9,725,000
Bally Total Fitness Holdings (a)............................     220,000        3,355,000
Barnes & Noble, Inc. (a)....................................     450,000       12,178,125
Bed Bath & Beyond, Inc. (a).................................     203,900        3,682,944
Best Buy Co., Inc. (a)......................................   1,650,000       64,968,750
Costco Cos., Inc. (a).......................................     925,000       43,532,812
CVS Corp....................................................     600,000       21,825,000
Dayton Hudson Corp..........................................     450,000       16,200,000
Dollar Tree Stores, Inc. (a)................................     450,000       13,050,000
Earthgrains Co..............................................     275,000        7,562,500
Family Dollar Stores, Inc...................................   1,400,000       17,762,500
Gap, Inc....................................................     500,000       25,531,250
Goody's Family Clothing, Inc. (a)...........................     520,000        9,360,000
Herman Miller, Inc..........................................     550,400       11,283,200
Home Depot, Inc.............................................     700,000       26,950,000
Ingram Micro, Inc., Class A (a).............................     275,000       12,375,000
Interface, Inc., Class A (a)................................     578,900        7,091,525
Kohl's Corp. (a)............................................     650,000       29,534,375
Lexmark International Group, Inc., Class A (a)..............     652,300       39,504,919
Lowe's Cos., Inc............................................   1,349,600       47,320,350
McKesson Corp...............................................     400,000       30,000,000
Micro Warehouse, Inc. (a)...................................     150,000        2,437,500
Pacific Sunwear of California, Inc. (a).....................     431,250        7,870,313
Proffitt's, Inc. (a)........................................     700,000       17,850,000
Ross Stores, Inc............................................     299,000       10,876,125
Safeway, Inc. (a)...........................................     822,500       32,385,937
Staples, Inc................................................   1,375,000       37,296,875
Tandy Corp..................................................     195,000       10,639,687
The Mens Wearhouse, Inc. (a)................................     200,000        4,687,500
TJX Cos., Inc...............................................   1,675,000       37,373,437
Trans World Entertainment Corp. (a).........................     150,000        2,550,000
United Stationers, Inc. (a).................................     175,000       10,368,750
Whole Foods Market, Inc. (a)................................      59,500        2,461,813
Williams Sonoma, Inc. (a)...................................     500,000       12,750,000
                                                                           --------------
                                                                              651,091,187
                                                                           --------------
CONSUMER DURABLES  0.4%
Kaufman & Broad Home Corp...................................     200,000        4,275,000
Pulte Corp..................................................     200,000        5,775,000
Shaw Industries, Inc........................................     350,000        5,293,750
                                                                           --------------
                                                                               15,343,750
                                                                           --------------
CONSUMER NON-DURABLES  2.7%
Abercrombie & Fitch Co., Class A (a)........................     625,000       26,875,000
Borders Group, Inc. (a).....................................     525,000        9,942,187
Jones Apparel Group, Inc. (a)...............................     600,000       11,625,000
Linens N Things, Inc. (a)...................................     850,000       19,868,750
Tommy Hilfiger Corp. (a)....................................     190,000        8,882,500
Twinlab Corp. (a)...........................................     173,500        5,053,188
Westpoint Stevens, Inc. (a).................................     400,000       11,850,000
                                                                           --------------
                                                                               94,096,625
                                                                           --------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares      Market Value
----------------------------------------------------------------------------------------
CONSUMER SERVICES  12.4%
American Disposal Services, Inc. (a)........................    250,000   $    7,328,125
Apollo Group, Inc., Class A (a).............................    500,000       15,187,500
Cablevision Systems Corp., Class A (a)......................    600,000       20,325,000
Capstar Broadcasting Corp., Class A (a).....................    509,500        8,629,656
Chancellor Media Corp., Class A (a).........................  1,875,000       66,914,062
Clear Channel Communications, Inc. (a)......................  1,150,000       51,750,000
Consolidated Graphics, Inc. (a).............................    260,000       13,016,250
Earthlink Network, Inc. (a).................................    175,000        4,637,500
International Network Services (a)..........................    200,000        6,600,000
Interpublic Group of Cos., Inc..............................    405,000       23,085,000
Jacor Communications, Inc., Class A (a).....................    723,900       42,710,100
Mail-Well, Inc. (a).........................................    200,000        3,325,000
Meredith Corp...............................................    575,000       19,298,438
Metris Cos., Inc............................................    150,000        8,850,000
Omnicom Group, Inc..........................................    625,000       29,765,625
Outdoor Systems, Inc. (a)...................................    812,500       18,890,625
PMT Services, Inc. (a)......................................    300,000        5,100,000
Robert Half International, Inc. (a).........................    397,500       19,080,000
SFX Entertainment, Inc., Class A (a)........................    200,000        6,275,000
Snyder Communications, Inc. (a).............................    300,000        9,037,500
Tele-Communications, Inc., Class A (a)......................    800,000       26,150,000
Univision Communications, Inc., Class A (a).................    148,400        3,951,150
Viacom, Inc., Class B.......................................    500,000       24,812,500
                                                                          --------------
                                                                             434,719,031
                                                                          --------------
ENERGY  0.3%
Marine Drilling Cos., Inc. (a)..............................    697,900        6,281,100
National Oilwell, Inc. (a)..................................    320,000        2,480,000
Stolt Comex Seaway S.A. (a).................................    210,000        1,732,500
Stolt Comex Seaway S.A. - ADR (United Kingdom) (a)..........    105,000          603,750
                                                                          --------------
                                                                              11,097,350
                                                                          --------------
FINANCE  7.8%
AmeriCredit Corp. (a).......................................    200,000        4,987,500
AmSouth Bancorporation......................................    225,000        7,734,375
Associates First Capital Corp., Class A.....................    150,000        8,868,750
Capital One Financial Corp..................................    600,000       52,500,000
Dime Bancorp, Inc...........................................    292,000        5,548,000
Equitable Cos., Inc.........................................    113,800        6,507,937
Everest Reinsurance Holdings, Inc...........................    150,000        5,250,000
Fidelity National Financial, Inc............................     85,000        2,353,438
Fifth Third Bancorp.........................................    127,500        6,781,406
Finova Group, Inc...........................................    625,000       27,890,625
Hartford Life, Class A......................................    200,000       10,250,000
HealthCare Financial Partners, Inc..........................    260,000        7,930,000
Lehman Brothers Holdings, Inc...............................    296,600       11,678,625
National Commerce Bancorp...................................    188,000        3,149,000
Nationwide Financial Services, Class A......................    100,000        4,468,750
North Fork Bancorp, Inc.....................................    450,000        8,550,000
Northern Trust Corp.........................................    300,000       16,725,000
Protective Life Corp........................................    250,000        7,718,750
Providian Financial Corp....................................    625,000       40,117,188
Silicon Valley Bancshares (a)...............................    120,000        2,932,500

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares      Market Value
----------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Star Banc Corp..............................................    213,150   $   11,696,606
State Street Corp...........................................     94,200        4,904,288
Transatlantic Holdings, Inc.................................     75,000        6,089,063
Zions Bancorporation........................................    225,000        8,634,375
                                                                          --------------
                                                                             273,266,176
                                                                          --------------
HEALTHCARE  9.0%
Allegiance Corp.............................................  1,125,000       31,781,250
Arterial Vascular Engineering, Inc. (a).....................    600,000       21,000,000
Biogen, Inc. (a)............................................    650,000       30,062,500
Guidant Corp................................................    135,000        8,336,250
HBO & Co....................................................  2,700,000       57,375,000
Health Management Associates, Inc., Class A (a).............  1,321,875       23,876,367
Medquist, Inc. (a)..........................................    200,000        4,200,000
MiniMed, Inc. (a)...........................................    175,000        8,925,000
Mylan Laboratories, Inc.....................................    800,000       18,300,000
Omnicare, Inc...............................................    800,000       24,950,000
Quintiles Transnational Corp. (a)...........................    550,000       19,662,500
Steris Corp. (a)............................................    670,000       15,996,250
Universal Health Services, Inc., Class B (a)................    135,300        5,242,875
Warner-Lambert Co...........................................    350,000       22,837,500
Watson Pharmaceuticals, Inc. (a)............................    550,000       24,784,375
                                                                          --------------
                                                                             317,329,867
                                                                          --------------
PRODUCER MANUFACTURING  4.1%
Allied Waste Industries, Inc. (a)...........................  1,000,000       19,000,000
American Power Conversion Corp. (a).........................    150,000        4,050,000
Century Business Services, Inc. (a).........................    100,000        1,912,500
Danaher Corp................................................    400,000       14,500,000
Eastern Environmental Services, Inc. (a)....................    200,000        5,150,000
Federal Mogul Corp..........................................    300,000       16,012,500
Metromedia Fiber Network, Class A (a).......................    400,000        8,400,000
Mueller Industries, Inc. (a)................................    200,000        5,112,500
Republic Services, Inc. Class A (a).........................    345,000        5,563,125
Tyco International Ltd......................................    800,000       44,400,000
United Rentals, Inc. (a)....................................    145,000        2,827,500
Waste Management, Inc. (a)..................................    350,000       15,443,750
                                                                          --------------
                                                                             142,371,875
                                                                          --------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.1%
Safeskin Corp. (a)..........................................  1,050,000       35,437,500
Solutia, Inc................................................    150,000        3,365,625
                                                                          --------------
                                                                              38,803,125
                                                                          --------------
TECHNOLOGY  34.5%
Affiliated Computer Services, Inc., Class A (a).............    225,000        7,354,688
America Online, Inc. (a)....................................  1,100,000       90,131,250
American Management Systems, Inc. (a).......................    350,000        9,362,500
Apple Computer, Inc. (a)....................................    750,000       23,390,625
Aspect Development, Inc. (a)................................    350,000       10,193,750
BMC Software, Inc. (a)......................................  1,750,000       74,046,875
Cambridge Technology Partners, Inc. (a).....................    400,000       13,000,000
CBT Group Public Ltd. Co. -- ADR (Ireland) (a)..............    950,000       44,650,000
Ciber, Inc. (a).............................................    630,000       15,828,750
Cisco Systems, Inc. (a).....................................    390,000       31,931,250
Citrix Systems, Inc. (a)....................................    675,000       38,896,875

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares      Market Value
----------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Compuware Corp. (a).........................................  2,125,000   $   96,554,687
Concord EFS, Inc. (a).......................................    400,000        7,900,000
Dell Computer Corp. (a).....................................  2,025,000      202,500,000
DST Systems, Inc. (a).......................................    150,000        8,475,000
Electronic Arts, Inc. (a)...................................    250,000        9,531,250
EMC Corp. (a)...............................................  1,525,000       68,910,938
Engineering Animation, Inc. (a).............................    175,000        6,453,125
Gemstar International Group Ltd. (a)........................    125,000        4,335,938
General Instrument Corp. (a)................................    555,000       11,030,625
Gulfstream Aerospace Corp. (a)..............................    425,000       14,928,125
HNC Software, Inc. (a)......................................    250,000        9,078,125
IDX Systems Corp. (a).......................................    275,000       11,687,500
Information Management Resources, Inc. (a)..................    502,500        9,673,125
Intuit, Inc. (a)............................................    225,000        7,692,188
Keane, Inc. (a).............................................    675,000       28,350,000
Legato Systems, Inc. (a)....................................    900,000       31,612,500
Lernout & Hauspie Speech Products N.V. - ADR
  (Netherlands) (a).........................................    500,000       15,531,250
Lucent Technologies, Inc. (a)...............................    875,000       62,015,625
Mastech Corp. (a)...........................................    300,000        6,159,375
Mercury Interactive Corp. (a)...............................    250,000        8,406,250
Mindspring Enterprises, Inc. (a)............................    300,000        8,062,500
MMC Networks, Inc. (a)......................................    150,000        2,512,500
Network Appliance, Inc. (a).................................    250,000       10,421,875
Paychex, Inc................................................    375,000       14,250,000
Siebel Systems, Inc. (a)....................................    500,000        9,375,000
Sterling Software, Inc. (a).................................    450,000        9,253,125
SunGard Data Systems, Inc. (a)..............................    650,000       20,596,875
Symbol Technologies, Inc....................................    350,000       14,350,000
Tekelec, Inc. (a)...........................................    625,000       11,289,062
Tellabs, Inc................................................    148,000        6,253,000
Uniphase Corp. (a)..........................................    350,000       13,978,125
Veritas DGC, Inc. (a).......................................    300,000        4,500,000
Veritas Software Corp. (a)..................................    687,500       30,851,562
Visio Corp. (a).............................................    365,900        7,683,900
Vitesse Semiconductor Corp. (a).............................    850,000       23,056,250
Waters Corp. (a)............................................    150,000        8,081,250
Xircom, Inc. (a)............................................    250,000        3,906,250
Xylan Corp. (a).............................................    500,500        7,632,625
Yahoo!, Inc. (a)............................................    400,000       27,600,000
                                                                          --------------
                                                                           1,213,266,088
                                                                          --------------
TRANSPORTATION  2.6%
Alaska Air Group, Inc. (a)..................................    390,000       15,185,625
America West Holdings Corp., Class B (a)....................    186,700        3,628,980
ASA Holdings, Inc...........................................    300,000       10,275,000
Comair Holdings, Inc........................................    400,000       10,175,000
Royal Caribbean Cruises Ltd.................................    630,000       15,277,500
Southwest Airlines Co.......................................    675,000       12,023,438
U.S. Airways Group, Inc. (a)................................    400,000       23,300,000
                                                                           -------------
                                                                              89,865,543
                                                                          --------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares      Market Value
----------------------------------------------------------------------------------------
UTILITIES  1.3%
AirTouch Communications, Inc. (a)...........................    825,000    $   46,406,250
                                                                           --------------
TOTAL COMMON STOCKS  94.7%..............................................    3,327,656,867
SUBSCRIPTION WARRANT  0.0%
BJ Services Co. (40,000 common stock warrants expiring 04/12/00)........          235,000
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $2,758,562,750).................................................    3,327,891,867
                                                                           --------------
SHORT-TERM INVESTMENTS  5.9%
COMMERCIAL PAPER  1.0%
General Electric Capital Corp. ($35,625,000 par, yielding 5.804%,
  09/01/98 maturity)....................................................       35,619,258
                                                                           --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  4.9%
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  5.498%, 09/04/98 maturity)............................................       24,988,583
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  5.496%, 09/24/98 maturity)............................................       24,913,430
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  5.040%, 09/30/98 maturity)............................................       24,890,444
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  5.486%, 10/02/98 maturity)............................................       24,882,888
Federal National Mortgage Association Discount Notes ($20,000,000 par,
  yielding 5.452%, 09/15/98 maturity)...................................       19,958,000
Federal National Mortgage Association Discount Notes ($25,000,000 par,
  yielding 5.496%, 09/25/98 maturity)...................................       24,909,666
Federal National Mortgage Association Discount Notes ($25,000,000 par,
  yielding 5.500%, 10/13/98 maturity)...................................       24,841,916
                                                                           --------------
                                                                              169,384,927
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $205,004,185)...................................................      205,004,185
                                                                           --------------
TOTAL INVESTMENTS  100.6%
  (Cost $2,963,566,935).................................................    3,532,896,052
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)...........................      (19,806,965)
                                                                           --------------
NET ASSETS  100.0%......................................................   $3,513,089,087
                                                                           ==============


(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,963,566,935).......................  $3,532,896,052
Cash..........................................................           5,702
Receivables:
  Investments Sold............................................      28,963,372
  Fund Shares Sold............................................      13,652,966
  Dividends...................................................         696,634
Other.........................................................          78,594
                                                                --------------
    Total Assets..............................................   3,576,293,320
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.......................................      34,955,286
  Fund Shares Repurchased.....................................      21,842,372
  Distributor and Affiliates..................................       3,275,407
  Investment Advisory Fee.....................................       1,619,241
  Income Distributions........................................          40,892
Accrued Expenses..............................................       1,230,654
Trustees' Deferred Compensation and Retirement Plans..........         240,381
                                                                --------------
    Total Liabilities.........................................      63,204,233
                                                                --------------
NET ASSETS....................................................  $3,513,089,087
                                                                ==============
NET ASSETS CONSIST OF:
Capital.......................................................  $2,707,848,829
Net Unrealized Appreciation...................................     569,329,117
Accumulated Net Realized Gain.................................     236,101,243
Accumulated Net Investment Loss...............................        (190,102)
                                                                --------------
NET ASSETS....................................................  $3,513,089,087
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,990,809,424 and 55,102,606 shares of
    beneficial interest issued and outstanding)...............  $        36.13
    Maximum sales charge (5.75%* of offering price)...........            2.20
                                                                --------------
    Maximum offering price to public..........................  $        38.33
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,357,592,499 and 40,117,476 shares of
    beneficial interest issued and outstanding)...............  $        33.84
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $164,687,164 and 4,788,731 shares of
    beneficial interest issued and outstanding)...............  $        34.39
                                                                ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   11,628,014
Dividends...................................................       7,760,392
                                                              --------------
    Total Income............................................      19,388,406
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B and C of $4,936,075, $14,583,935 and $1,719,764,
  respectively).............................................      21,239,774
Investment Advisory Fee.....................................      17,650,513
Shareholder Services........................................      10,754,412
Custody.....................................................         139,658
Legal.......................................................         108,150
Trustees' Fees and Expenses.................................          70,058
Other.......................................................       1,873,606
                                                              --------------
    Total Expenses..........................................      51,836,171
                                                              --------------
NET INVESTMENT LOSS.........................................  $  (32,447,765)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  413,038,336
  Futures...................................................       3,459,261
                                                              --------------
Net Realized Gain...........................................     416,497,597
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,049,651,975
  End of the Period:
    Investments.............................................     569,329,117
                                                              --------------
Net Unrealized Depreciation During the Period...............    (480,322,858)
                                                              --------------
NET REALIZED AND UNREALIZED LOSS............................  $  (63,825,261)
                                                              ==============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (96,273,026)
                                                              ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

            For the Years Ended August 31, 1998 and August 31, 1997
--------------------------------------------------------------------------------

                                                               Year Ended        Year Ended
                                                             August 31, 1998   August 31, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................................... $   (32,447,765)  $  (17,019,810)
Net Realized Gain...........................................     416,497,597      211,200,349
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (480,322,858)     427,587,305
                                                             ---------------   --------------
Change in Net Assets from Operations........................     (96,273,026)     621,767,844
                                                             ---------------   --------------
Distributions from Net Realized Gain:
  Class A Shares............................................    (187,557,556)     (68,724,698)
  Class B Shares............................................    (124,329,647)     (40,777,606)
  Class C Shares............................................     (14,246,695)      (4,475,920)
                                                             ---------------   --------------
  Total Distributions.......................................    (326,133,898)    (113,978,224)
                                                             ---------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (422,406,924)     507,789,620
                                                             ---------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................   4,635,449,750    3,571,842,624
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     306,065,324      106,183,551
Cost of Shares Repurchased..................................  (4,337,043,496)  (3,132,953,942)
                                                             ---------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     604,471,578      545,072,233
                                                             ---------------   --------------
TOTAL INCREASE IN NET ASSETS................................     182,064,654    1,052,861,853
NET ASSETS:
Beginning of the Period.....................................   3,331,024,433    2,278,162,580
                                                             ---------------   --------------
End of the Period (Including accumulated net investment loss
  of $190,102 and $124,673, respectively)................... $ 3,513,089,087   $3,331,024,433
                                                             ===============   ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   Year Ended August 31,
                                                               --------------------------------------------------------------
              Class A Shares                                   1998(a)         1997        1996(a)       1995(a)        1994
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................      $ 40.844      $ 34.347      $  31.59      $  24.37      $26.46
                                                               --------      --------      --------      --------      ------
  Net Investment Income/Loss.............................         (.212)        (.127)        (.096)          .05        (.11)
  Net Realized and Unrealized Gain/Loss..................         (.750)        8.177         6.043          7.79        (.32)
                                                               --------      --------      --------      --------      ------
Total from Investment Operations.........................         (.962)        8.050         5.947          7.84        (.43)
Less Distributions from Net Realized Gain................         3.753         1.553         3.190           .62        1.66
                                                               --------      --------      --------      --------      ------
Net Asset Value, End of the Period.......................      $ 36.129      $ 40.844      $ 34.347      $  31.59      $24.37
                                                               ========      ========      ========      ========      ======
Total Return (b).........................................        (2.19%)       24.44%        20.54%        33.11%      (1.67%)
Net Assets at End of the Period (In millions)............      $1,990.8      $1,970.7      $1,438.5      $1,029.2      $677.1
Ratio of Expenses to Average Net Assets (c)..............         1.00%         1.05%         1.10%         1.14%       1.18%
Ratio of Net Investment Income/Loss to Average Net Assets
  (c)....................................................         (.50%)        (.30%)        (.29%)         .19%       (.30%)
Portfolio Turnover.......................................          103%           92%           91%          101%         64%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------------
              Class B Shares                                     1998(a)         1997        1996(a)      1995(a)       1994
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................       $38.789      $ 32.938      $ 30.65      $23.86       $26.14
                                                                 --------      --------      -------      ------       ------
  Net Investment Loss......................................         (.515)        (.270)       (.349)       (.16)        (.27)
  Net Realized and Unrealized Gain/Loss....................         (.681)        7.674        5.827        7.57         (.35)
                                                                 --------      --------      -------      ------       ------
Total from Investment Operations...........................        (1.196)        7.404        5.478        7.41         (.62)
Less Distributions from Net Realized Gain..................         3.753         1.553        3.190         .62         1.66
                                                                 --------      --------      -------      ------       ------
Net Asset Value, End of the Period.........................       $33.840      $ 38.789      $32.938      $30.65       $23.86
                                                                 ========      ========      =======      ======       ======
Total Return (b)...........................................        (2.98%)       23.51%       19.61%      32.01%       (2.46%)
Net Assets at End of the Period (In millions)..............      $1,357.6      $1,220.4      $ 757.3      $450.5       $252.9
Ratio of Expenses to Average Net Assets (c)................         1.79%         1.85%        1.90%       1.97%        2.01%
Ratio of Net Investment Loss to Average Net Assets (c).....        (1.29%)       (1.10%)      (1.10%)      (.64%)      (1.07%)
Portfolio Turnover.........................................          103%           92%          91%        101%          64%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
Class C Shares                                                1998(a)       1997        1996(a)      1995(a)       1994
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $39.351      $33.384      $ 31.02      $24.14       $26.42
                                                              -------      -------      -------      ------       ------
  Net Investment Loss.......................................    (.523)       (.273)       (.354)       (.16)        (.25)
  Net Realized and Unrealized Gain/Loss.....................    (.684)       7.793        5.908        7.66         (.37)
                                                              -------      -------      -------      ------       ------
Total from Investment Operations............................   (1.207)       7.520        5.554        7.50         (.62)
Less Distributions from Net Realized Gain...................    3.753        1.553        3.190         .62         1.66
                                                              -------      -------      -------      ------       ------
Net Asset Value, End of the Period..........................  $34.391      $39.351      $33.384      $31.02       $24.14
                                                              =======      =======      =======      ======       ======
Total Return (b)............................................   (2.96%)      23.56%       19.60%      32.01%       (2.46%)
Net Assets at End of the Period (In millions)...............  $ 164.7      $ 139.9      $  82.4      $ 41.8       $ 24.5
Ratio of Expenses to Average Net Assets (c).................    1.79%        1.85%        1.89%       1.96%        2.02%
Ratio of Net Investment Loss to Average Net Assets (c)......   (1.29%)      (1.10%)      (1.10%)      (.63%)      (1.04%)
Portfolio Turnover..........................................     103%          92%          91%        101%          64%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

       The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

                                August 31, 1998
--------------------------------------------------------------------------------

    At August 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $2,964,656,562; the aggregate gross unrealized appreciation is $895,637,216 and the aggregate gross unrealized depreciation is $327,397,726, resulting in net unrealized appreciation of $568,239,490.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

       Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $54,255 has been reclassified from accumulated net investment loss to capital. A permanent difference totaling $32,328,081 related to a portion of the tax basis net operating loss which was offset against short-term gains for tax purposes has been reclassified from accumulated net investment loss to accumulated net realized gain.

       For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 1998. The Fund designated and paid $103,222,867 as a 28% rate gain distribution and $222,911,030 as a 20% rate gain distribution. These distributions, where applicable, were included on 1997's Form 1099-DIV which was mailed to shareholders in January of 1998. In January, 1999 the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $350 million..........................................  .575 of 1%
Next $350 million...........................................  .525 of 1%
Next $350 million...........................................  .475 of 1%
Over $1.05 billion..........................................  .425 of 1%

       For the year ended August 31, 1998, the Fund recognized expenses of approximately $107,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended August 31, 1998, the Fund recognized expenses of approximately $761,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1998, the Fund recognized expenses of approximately $8,453,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                August 31, 1998
--------------------------------------------------------------------------------

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

       At August 31, 1998, Van Kampen owned 90,822 Class A shares of the Fund.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At August 31, 1998, capital aggregated $1,333,338,505, $1,221,172,216 and
$153,338,108 for Classes A, B, and C, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   95,621,832    $ 4,044,478,378
  Class B...................................................   11,867,712        474,169,896
  Class C...................................................    2,870,475        116,801,476
                                                             ------------    ---------------
Total Sales.................................................  110,360,019    $ 4,635,449,750
                                                             ============    ===============
Dividend Reinvestment:
  Class A...................................................    4,998,669    $   177,702,686
  Class B...................................................    3,474,757        116,334,867
  Class C...................................................      353,446         12,027,771
                                                             ------------    ---------------
Total Dividend Reinvestment.................................    8,826,872    $   306,065,324
                                                             ============    ===============
Repurchases:
  Class A...................................................  (93,766,322)   $(3,988,507,130)
  Class B...................................................   (6,687,281)      (267,187,091)
  Class C...................................................   (1,991,360)       (81,349,275)
                                                             ------------    ---------------
Total Repurchases........................................... (102,444,963)   $(4,337,043,496)
                                                             ============    ===============

                                August 31, 1998
--------------------------------------------------------------------------------

       At August 31, 1997, capital aggregated $1,099,695,317, $897,875,510 and
$105,860,679 for Classes A, B, and C, respectively. For the year ended August 31, 1997, transactions, were as follows:

                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------
Sales:
  Class A...................................................  85,481,062    $ 3,061,226,475
  Class B...................................................  12,632,143        435,521,886
  Class C...................................................   2,148,596         75,094,263
                                                             -----------    ---------------
Total Sales................................................. 100,261,801    $ 3,571,842,624
                                                             ===========    ===============
Dividend Reinvestment:
  Class A...................................................   1,934,861    $    64,450,222
  Class B...................................................   1,192,031         37,918,500
  Class C...................................................     118,216          3,814,829
                                                             -----------    ---------------
Total Dividend Reinvestment.................................   3,245,108    $   106,183,551
                                                             ===========    ===============
Repurchases:
  Class A................................................... (81,049,033)   $(2,912,887,498)
  Class B...................................................  (5,352,502)      (178,981,485)
  Class C...................................................  (1,178,202)       (41,084,959)
                                                             -----------    ---------------
Total Repurchases........................................... (87,579,737)   $(3,132,953,942)
                                                             ===========    ===============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT
                                                                  DEFERRED
                                                                SALES CHARGE
YEAR OF REDEMPTION                                           CLASS B    CLASS C
-------------------------------------------------------------------------------
First.......................................................  5.00%      1.00%
Second......................................................  4.00%       None
Third.......................................................  3.00%       None
Fourth......................................................  2.50%       None
Fifth.......................................................  1.50%       None
Sixth and thereafter........................................   None       None

       For the year ended August 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $2,517,100 and CDSC on redeemed shares of approximately $3,848,900. Sales charges do not represent expenses to the Fund.

                                August 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,992,118,661 and $3,736,592,953, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

       During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended August 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at August 31, 1997..............................       144
Futures Opened..............................................         0
Futures Closed..............................................      (144)
                                                                  ----
Outstanding at August 31, 1998..............................         0
                                                                  ====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended August 31, 1998, are payments retained by Van Kampen of approximately $11,806,500.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can

                                August 31, 1998
--------------------------------------------------------------------------------

be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

VAN KAMPEN EMERGING GROWTH FUND

       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Growth Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

October 2, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 1998, the report must, if used with prospective investors, be accompanied by a quarterly performance update.